Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile: (212) 310-8007

Ray C. Schrock, P.C.

Matthew S. Barr

Sunny Singh

Attorneys for Debtors

and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re	:
	:	Chapter 11
FAIRWAY GROUP HOLDINGS	:
CORP., et al.,	:	Case No. 16-11241 (MEW)
:
Debtors.(1)	:	(Jointly Administered)
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NOTICE OF OCCURRENCE OF EFFECTIVE DATE OF SECOND

AMENDED JOINT PREPACKAGED CHAPTER 11 PLAN OF REORGANIZATION

OF FAIRWAY GROUP HOLDINGS CORP. AND ITS AFFILIATED DEBTORS

TO ALL CREDITORS, INTEREST HOLDERS, AND OTHER PARTIES IN INTEREST:

PLEASE TAKE NOTICE that, on June 8, 2016, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered an order (ECF No. 156) (the “Order”),(2) approving, among other things, the Second Amended Joint Prepackaged  Chapter 11 Plan of Reorganization of Fairway Group Holdings Corp. and its Affiliated Debtors (ECF No. 154) (the “Plan”).

(1)  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows:  Fairway Group Holdings Corp. (2788); Fairway Group Acquisition Company (2860); Fairway Bakery LLC (4129); Fairway Broadway LLC (8591); Fairway Chelsea LLC (0288); Fairway Construction Group, LLC (2741); Fairway Douglaston LLC (2650); Fairway East 86th Street LLC (3822); Fairway eCommerce LLC (3081); Fairway Georgetowne LLC (9609); Fairway Greenwich Street LLC (6422); Fairway Group Central Services LLC (7843); Fairway Group Plainview LLC (8643); Fairway Hudson Yards LLC (9331); Fairway Kips Bay LLC (0791); Fairway Nanuet LLC (9240); Fairway Paramus LLC (3338); Fairway Pelham LLC (3119); Fairway Pelham Wines & Spirits LLC (3141); Fairway Red Hook LLC (8813); Fairway Stamford LLC (0738); Fairway Stamford Wines & Spirits LLC (3021); Fairway Staten Island LLC (1732); Fairway Uptown LLC (8719); Fairway Westbury LLC (6240); and Fairway Woodland Park LLC (9544).  The location of the Debtors’ corporate headquarters is 2284 12th Avenue, New York, New York 10027.  Affiliate Fairway Lake Grove LLC is not a Debtor.

PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan occurred on July 3, 2016 and, as a result, the Plan has been substantially consummated.

PLEASE TAKE FURTHER NOTICE that pursuant to section 1141 and other applicable provisions of title 11 of the United States Code (the “Bankruptcy Code”), the provisions of the Plan (including the exhibits thereto and all documents and agreements executed pursuant thereto or in connection therewith), and the Order are binding on the Debtors, the Reorganized Debtors, all holders of Claims or Interests of the Debtors (irrespective of whether such Claims or Interests are impaired under the Plan or whether the holders of such Claims or Interests accepted or rejected the Plan), any other person giving, acquiring, or receiving property under the Plan, any and all non-Debtor parties to executory contracts and unexpired leases with any of the Debtors, any other party in interest in the Chapter 11 Cases and the respective heirs, executors, administrators, successors or assigns, if any, of any of the foregoing.

PLEASE TAKE FURTHER NOTICE that, as of the Effective Date, each of the directors of the boards of Fairway Group Holdings Corp. (“Holdings”) and Fairway Group Acquisition Company (“Fairway Acquisition”) serving immediately prior to the Effective Date ceased to be directors of Holdings and Fairway Acquisition and shall have no continuing obligations to the Reorganized Debtors.

(2)  Unless otherwise defined in this notice, capitalized terms used herein shall have the meanings ascribed to them in the Plan (as defined below) and the Order.

PLEASE TAKE FURTHER NOTICE that the individuals listed below will serve as members of the board of directors of Reorganized Holdings and Reorganized Fairway Acquisition:

Name & Position	Experience and Affiliations
Eugene Irwin Davis Director

Mr. Davis is Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, or PIRINATE, a privately held consulting firm specializing in turnaround management, merger and acquisition consulting and hostile and friendly takeovers, proxy contests and strategic planning advisory services for domestic and international public and private business entities. Since forming PIRINATE in 1997, Mr. Davis has advised, managed, sold, liquidated and served as a Chief Executive Officer, Chief Restructuring Officer, Director, Committee Chairman and Chairman of the Board of a number of businesses operating in diverse sectors such as telecommunications, automotive, manufacturing, high-technology, medical technologies, metals, energy, financial services, consumer products and services, import-export, mining and transportation and logistics. Previously, Mr. Davis served as President, Vice Chairman and Director of Emerson Radio Corporation and Chief Executive Officer and Vice Chairman of Sport Supply Group, Inc. He began his career as an attorney and international negotiator with Exxon Corporation and Standard Oil Company (Indiana) and as a partner in two Texas-based law firms, where he specialized in corporate/securities law, international transactions and restructuring advisory. Mr. Davis holds a bachelor’s degree from Columbia College, a master of international affairs degree (MIA) in international law and organization from the School of International Affairs of Columbia University, and a Juris Doctorate from Columbia University School of Law. Mr. Davis is also a director of the following public companies: HRG Group, Inc., Spectrum Brands, Inc., Genco Shipping and Trading Limited, WMIH Corp., Hercules Offshore, Inc., and U.S. Concrete, Inc. Mr. Davis is a director of ALST Casino Holdco, LLC whose common stock is registered under the Securities Exchange Act of 1934 but does not publicly trade. During the past five years, Mr. Davis has also been a director of Ambassadors International, Inc., American Commercial Lines Inc., Atlas Air Worldwide Holdings, Inc., Delta Airlines, Dex One Corp., Foamex International Inc., Footstar, Inc., Global Power Equipment Group Inc., Granite Broadcasting Corporation, GSI Group, Inc., Ion Media Networks, Inc., JGWPT Holdings Inc., Knology, Inc., Media General, Inc., Mosaid Technologies, Inc., Ogelbay Norton Company, Orchid Cellmark, Inc., PRG-Schultz International Inc., Roomstore, Inc., Rural/Metro Corp., SeraCare Life Sciences, Inc., Silicon Graphics International, Smurfit-Stone Container Corporation, Solutia Inc., Spansion, Inc., The Cash Store Financial Services, Inc., Tipperary Corporation, Trump Entertainment Resorts, Inc., Viskase, Inc. (not a public corporation since 2008) and YRC Worldwide, Inc.

Name & Position	Experience and Affiliations
James A. Demme Director

Mr. James A. Demme serves as Senior Advisor at Angelo, Gordon Acquisition Corp. since 2006. At the firm, Mr. Demme has been assisting in the origination and execution of transactions in the retail sector. He was a Senior Advisor at Angelo, Gordon & Co., Private Equity Group. He partnered with the Angelo, Gordon Private Equity group in 2006 to acquire Kings Super Markets from Marks & Spencer. Mr. Demme assisted the firm in the origination and execution of transactions in the retail sector. Mr. Demme served as the Chief Executive Officer at Bruno’s Supermarkets, Inc. since September 1997 and the President since January 1998. He is known in the supermarket industry for guiding Bruno’s Inc. and Homeland Stores through successful reorganizations. After four years of steady growth under Mr. Demme, Bruno’s was sold to Royal Ahold in 2001 and he retired a year later after leading a successful transition program. He spent 20 years at Great Atlantic and Pacific Tea Company, where Mr. Demme progressed through all store positions including Store Manager to the position of the Division Manager. He served as the Chief Executive Officer, President, and Chairman at Homeland Stores, Inc. from November 1994 to September 1997 and as an Executive Vice President of Retail Operations at Scrivner Company from May 1991 to September 1994. Mr. Demme served as the President and Chief Operating Officer at Shaw’s Supermarkets from 1988 to 1991. He served as the Chairman of the Board of Directors of Kings Super Markets Inc. since June 2007. Mr. Demme served as the Chairman of Penn Traffic Co. since September 16, 2003. He served as the Chairman of the Board of Bruno’s Supermarkets Inc. since 1997 and served as its Director. Mr. Demme has over 40 years of experience in the retail supermarket space. He has been in the supermarket and grocery distribution industry since 1955.

Kenneth A. Martindale Director

Mr. Ken Martindale, 56, is CEO of Rite Aid Stores and President of Rite Aid Corporation. Mr. Martindale joined Rite Aid Corporation in December 2008 as Senior Executive Vice President of Merchandising, Marketing and Logistics and was named Senior Executive Vice President and Chief Operating Officer in 2010. In June 2013, he was promoted to President and Chief Operating Officer and in August 2015, he was promoted to the new position of CEO of Rite Aid Stores, in addition to serving as President of Rite Aid Corporation. Prior to joining Rite Aid, Mr. Martindale served as Co-President, Chief Merchandising and Marketing Officer for Pathmark Stores, Inc. Mr. Martindale is also the President of The Rite Aid Foundation and serves on the Board of Directors of the National Association of Chain Drug Stores (NACDS).

Errol Schweizer Director

Mr. Schweizer is a strategic advisor and retail consultant for the Natural and Organic Products marketplace.  He has over a decade in Natural and Organic purchasing leadership, a strong operations background and almost 20 years’ experience in the grocery space. His areas of expertise include merchandising, category management, consumer trend insights, product innovation and development, ethical sourcing, brand positioning, and promotions/marketing strategies.  From 2009 until early 2016, Mr. Schweizer was Executive Global Grocery Coordinator for Whole Foods Market, where he served as the lead merchandiser and negotiator for the Company’s largest and most profitable department.  In this role, working with hundreds of supplier partners across over 80 categories, he enabled national launches of thousands of innovative new products, as well as the development of local and regional suppliers into national partners and household names.  Mr. Schweizer has been featured in interviews in the New York Times, BevNet, CNBC, CNN.com, The Wall Street Journal and more, as well as speaking engagements at SXSW Eco, Natural Product Expos, Yale University, Chicago Ideas Fest, Let’s Talk About Food Boston and the American Muslim Consumer Conference.  In 2015, Supermarket News selected Mr. Schweizer as one of the Top 25 Retail Leaders and Game Changers.

Name & Position	Experience and Affiliations
Robert D. Zable Director

Robert Zable is a Senior Managing Director at GSO Capital Partners L.P. (“GSO”) and Senior Portfolio Manager for GSO’s U.S. CLOs, high yield separately managed accounts, and closed-end funds. Mr. Zable sits on GSO’s Customized Credit Strategies’ U.S. Syndicated Investment Committee and Global Structured Credit Investment Committee. Prior to joining GSO in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a boutique restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received an M.B.A in Finance from The Wharton School at the University of Pennsylvania and a B.S. from Cornell University.

PLEASE TAKE FURTHER NOTICE that the Order, the Plan, and all of the documents incorporated therein, can be viewed for free at the website for the Debtors’ claims and noticing agent, Prime Clerk LLC (“Prime Clerk”): https://cases.primeclerk.com/fairway/.  Additionally, copies of the documents are available upon request by contacting Prime Clerk at 844-597-1421 (United States) or 917-258-6101 (International), by regular mail, hand, or overnight delivery to Fairway Group Holdings Corp., et al., Claim Processing, c/o Prime Clerk LLC, 830 Third Avenue, 3rd Floor, New York, New York 10022 or via e-mail at fairwayinfo@primeclerk.com, or by accessing the Bankruptcy Court’s website: www.nysb.uscourts.gov.  A PACER password and login are needed to access documents on the Bankruptcy Court’s website.  A PACER password can be obtained at http://www.pacer.psc.uscourts.gov.  The Order, the Plan, and all of the documents incorporated therein are also available for inspection during regular business hours in the office of the Clerk of the Bankruptcy Court, Alexander Hamilton U.S. Customs House, United States Bankruptcy Court, Southern District of New York, One Bowling Green, New York, New York 10004-1408.

Dated:	New York, New York
July 5, 2016

/s/ Matthew S. Barr
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Ray C. Schrock, P.C.
Matthew S. Barr
Sunny Singh

Attorneys for Debtors
and Debtors in Possession